UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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FIDELITY NATIONAL INFORMATION SERVICES, INC.

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1 May 18, 2020 SUPPLEMENTAL PROXY MATERIALS

Overview of Supplemental Proxy Materials
•
Our executive compensation program reflects our pay-for-performance philosophy, which aligns compensation goals and targets with value creation for our shareholders.
•
We are excited about our strategic and transformational acquisition of Worldpay in 2019, and we believe our
Worldpay Integration Incentive Plan explicitly incentivizes outperformance of synergy goals in order to accelerate and increase the amount of value created for our shareholders by the Worldpay acquisition.
•
Design elements of our Worldpay Integration Incentive Plan are directly responsive to feedback gathered from our
shareholder outreach.
•
Thank you for your investment in FIS.
This
information
is
being
provided
to
shareholders
in
addition
to
FIS’s
proxy
statement,
dated
April
17,
2020.
Please
read
the
complete proxy statement and accompanying materials carefully before you make a voting decision. If you have already given voting instructions to your proxy, you can change your vote at any time before the annual meeting by providing new voting instructions as described in more detail within the proxy statement.
We
are
seeking
continued
support
from
our
shareholders
by
voting
FOR
our
Say-On-Pay
advisory
proposal
The purpose of this presentation is to enhance our shareholders’ understanding of our executive compensation program as they prepare to vote on our 2019 Say-On-Pay advisory proposal

Incentivizing Strategic Growth and Shareholder Value Creation
The primary objective of our executive compensation
philosophy is to drive continued strategic growth and to
create shareholder value
o
To achieve this, we emphasize performance-based
compensation
o
Over 84% of our CEO’s 2019 compensation was
performance-based
Our performance compensation is concentrated in equity,
in order to align executive and shareholder interests
o
Over 70% of our CEO’s 2019 compensation was comprised
of performance-based equity (PSUs + options)
o
Our CEO target annual
cash compensation has remained
unchanged from 2017-2020
o
Our CEO stock ownership requirement is 10x salary, and our
CEO maintains ownership significantly above this level
Worldpay was a strategic and transformational acquisition
o
Largest FinTech acquisition in history –
valued at $43 billion
o
Positioned FIS as a global leader in the fast-growing and
structurally-advantaged merchant acquiring segment
We developed a three-year special incentive plan to meet
or exceed external synergy commitments to investors
o
Upon the announcement of the Worldpay acquisition, FIS
received multiple investor inquiries about how we would
incentivize leaders to exceed initial synergy expectations
o
Plan designed to drive above-target incremental recurring
revenue generation and permanent expense eliminations
o
Plan designed to accelerate synergy achievement to speed
value creation for shareholders
o
Process for designing plan incorporated shareholder feedback from our shareholder engagement campaign in late 2018
Executive Compensation Philosophy
Worldpay Integration Incentive Plan
Shareholders broadly approved our Say-On-Pay
proposal last year with 93% voting in favor
The only
new compensation feature for 2019 is the
Worldpay Integration Incentive Plan, which is
aligned with our performance-based philosophy

2019 Worldpay Integration Incentive Plan
The
Plan
is
designed
to
create
$9
–
$17
billion
in
shareholder
value
by
incentivizing
accelerated
achievement
of
permanent and recurring revenue and expense synergies related to the Worldpay acquisition
Objective
Design of Worldpay Integration Incentive Plan
Create value for
shareholders
3-year plan with 100%
equity design (PSUs), including higher targets for
revenue synergies than expense synergies
Retain key talent with
long term program
Broad participation in three-year Plan aligns combined team on common performance goals; with 97% retention
to date
Rigorous design
process and
performance criteria
Target performance aligned with synergy goals at announcement; potential payments reduced if either revenue or expense synergy target is not met, or if
TSR underperforms the S&P 500
Focus on delivering
results early
Accelerated achievement of synergies incentivized through opportunity for early vesting
Ensure quality results
Equal weight for revenue synergy and expense synergy goals
Independently verifiy
results
Third party independent accounting firm (PWC) reviews and presents its findings to the Compensation Committee for approval
$9
$12
$17
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Threshold
Target
Maximum
(1) Illustrative value creation calculated using EV/2020E Adjusted EBITDA multiple (17.6x, as of 12/31/19, based on Wall Street equity analyst consensus)
($ Billions)
Synergy Shareholder Value Creation
1

Plan Driving Desired Outcomes to Create Shareholder Value
Revenue Synergies
Expense Synergies
Revenue and expense synergies both running ahead of schedule, consistent with Plan design to incentivize leaders to exceed initial synergy expectations in order to create shareholder value
$200
$580
$-
$100
$200
$300
$400
$500
$600
$700
3Q19
4Q19
1Q20
YE 2020
$30
$100
$200
$-
$100
$200
$300
$400
$500
$600
$700
3Q19
4Q19
1Q20
YE 2020
($ Millions)
($ Millions)
Revenue Synergies Acheived
Expense Synergies Acheived
Expense Synergy Forecast
Revenue Synergy Forecast
•
Expense synergies accelerated and realized in excess of initial $400 million expectation announced with acquisition in March 2019
•
Payments associated with expense synergies capped until Target revenue synergies are achieved
•
Revenue synergies on-track to exceed initial $500 million expectation by YE 2022 announced with acquisition in March 2019
•
Revenue synergy expectation subsequently increased to $550 million by YE 2022
Revenue synergies running ahead
of schedule –
Initially expected to generate
$100 million in annual run-rate revenue
synergies by YE 2020
>
$700
$465
$80

Shareholder Value Creation
Strong synergy execution and valuation multiple expansion have driven significant total shareholder return outperformance since the announcement of the Worldpay acquisition in March 2019
Total Shareholder
Returns (TSR)
through Dec 2019
Since Deal
Announcement
1 Year
3 Year
5 Year
FIS
29.7%
37.2%
90.7%
139.1%
2019 FIS Peer Avg.
6.5%
23.3%
77.4%
122.1%
S&P 500
14.0%
28.9%
44.3%
56.9%
Our compensation philosophy has consistently driven strong results, and the Worldpay Incentive
Integration Plan is accelerating value creation for shareholders
Our
Board
asks
for
your
support
by
voting
FOR
this
year’s
2019
Say-On-Pay
proposal
*Peer Group TSR calculation excludes peer group companies that were either acquired during the calculation period or were not publicly traded during the entire calculation period.

Forward-Looking Statements
These supplemental proxy materials contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance of the Company, projected revenue or expense synergies, shareholder value creation, business and market conditions, outlook, the Company’s anticipated profitability and growth and relative TSR performance, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management.
Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements.
The risks and uncertainties include those listed in  the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in our quarterly reports on Form 10-Q and in our other filings with the Securities and Exchange Commission.
Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.